                                                                    EXHIBIT 99.3


                               [HUNTINGTON LOGO]

                          FIRST QUARTER EARNINGS REVIEW

                                 APRIL 18, 2002

                                                               [HUNTINGTON LOGO]


MEETING PARTICIPANTS

Tom Hoaglin
-        Chairman, President and Chief Executive Officer

Mike McMennamin
-        Vice Chairman and Chief Financial Officer

Jay Gould
-        Sr. Vice President - Investor Relations

                                                               [HUNTINGTON LOGO]



FIRST QUARTER HIGHLIGHTS

Solid Financial Performance
---------------------------

-    Operating EPS of $0.31 met expectations

-    5% annualized growth in loans

-    6% annualized growth in deposits

-    Mixed credit quality trends

-    2.00% loan loss reserve ratio

-    Significantly stronger capital position

                                                               [HUNTINGTON LOGO]


FIRST QUARTER HIGHLIGHTS

Key Accomplishments
-------------------

-    Completed Florida transaction

     -    Last quarter with charges

-    Commenced share repurchases

-    Upgraded Internet banking capability

-    Investing in Retail Banking office technology

-    Sales / service initiative getting traction

-    Acquired Haberer Registered Investment Advisor

                                                               [HUNTINGTON LOGO]







                             FINANCIAL PERFORMANCE

                                                               [HUNTINGTON LOGO]


FIRST QUARTER 2002 PERFORMANCE HIGHLIGHTS (1)

                 ($MM)                      Operating          Excluding FL
                 -----                      ---------          ------------
-        Net income                           $77.5                $79.5

-        Earnings per share                   $0.31                $0.32

-        Loan growth                                                   5 % annualized

-        Core deposit growth                                           6 % annualized


-        Net interest margin                   4.14 %               4.21 %

-        Efficiency ratio (2)                  55.7 %               54.1 %

-        Net charge-offs - adjusted (3)        1.04 %               1.00 %

-        NPAs                                $225.5

-        Loan loss reserve                     2.00 %

-        Tangible common equity ratio          9.03 %

ONE-TIME ITEMS

- $56.8 million after tax gain from the sale of Florida banking operations

-        $36.5 million after tax impact of restructuring charges

(1) Operating basis - Excluding after tax impact of restructuring and other charges of $36.5 MM in 1Q02, $9.8 MM in 4Q01 and the after tax gain on the sale of Florida operations of $56.8 MM in 1Q02

(2) Operating basis excluding intangible amortization of $1.4 MM. The Excluding Florida basis excludes intangible amortization of $0.3 MM.

(3) Excludes impact of net charge-offs on exited portfolios for which reserves were previously established

                                                               [HUNTINGTON LOGO]




FIRST QUARTER 2002 EARNINGS
                                                      One-time &
     ($MM)                               Reported      Charges        Operating
     -----                               --------      -------        ---------

Net interest income                    $   242.8                      $  242.8

Provision                                  (55.8)                        (55.8)

Non-interest income                        125.6                         125.6

Florida gain                               175.4      $   175.4           ---

Security gains                               0.5                           0.5

Non-interest expense                      (263.6)         (56.2)        (207.4)
                                       ---------      ---------       --------
    Pretax income                          224.9          119.2          105.7
                                       ---------      ---------       --------

    Net income                         $    97.7      $    20.3       $   77.5
                                       =========      =========       ========
    EPS                                $    0.39      $    0.08       $   0.31

                                                               [HUNTINGTON LOGO]




RESTRUCTURING AND OTHER CHARGES

    ($MM)                      Original
                               Estimate   2Q01     3Q01    4Q01    1Q02     To  Date
                               --------   ----     ----    ----    ----     --------


RESTRUCTURING                    $  64    ---      $ 33    $  4    $ 43       $  80
    Branches/ATMs/ops
    Retention/transition
    Corporate overhead
    Facilities
    e-Commerce
IMPAIRMENT                          45     37       ---     ---       8          45
    I/O strip
    PG & E
    Auto residuals
    Other
CREDIT                              72     72       ---     ---     ---          72
    120 day delinquencies
    Exited Tier II
    Exited truck & equipment
OTHER                               34      2       18      11        5          36
                                 -----  -----     ----    ----     ----        ----
    Total pretax charge          $ 215  $ 111     $ 51    $ 15     $ 56        $233


                                                               [HUNTINGTON LOGO]



PERFORMANCE HIGHLIGHTS (1)
                                    1Q02              4Q01             1Q01
                                    ----              ----             ----
EPS - operating                    $0.31             $0.30            $0.27

EPS - cash basis (2)                0.31              0.33             0.30

ROA                                 1.18 %            1.07 %           0.97 %

ROE                                 13.3              12.7             11.5

Efficiency ratio (2)                55.7              55.8             62.0

NIM                                 4.14              4.11             3.93

Tangible common equity/assets (3)   9.03              6.04             6.01

(1) Operating basis - Excluding after tax impact of restructuring and other charges of $36.5 MM in 1Q02, $9.8 MM in 4Q01 and the after tax gain on the sale of Florida operations of $56.8 MM in 1Q02
(2) Based on operating earnings excluding intangible amortization of $1.4 MM in 1Q02, $10.1 MM in 4Q01 and $10.6 MM in 1Q01
(3)  Period end

                                                               [HUNTINGTON LOGO]



INCOME STATEMENT (1)

    ($MM)                            1Q02       4Q01       1Q01
                                     ----       ----       ----

Net interest income                $242.8     $255.2      $243.1

Provision                           (55.8)     (58.3)      (33.5)

Non-interest income                 125.6      133.0       115.6

Security gains                        0.5        0.1         2.1

Non-interest expense               (207.4)    (227.3)     (234.0)
                                    -----      -----       -----
    Pretax income                   105.7      102.7        93.3
                                    -----      -----       -----

    Net income                      $77.5      $75.5       $67.9
                                    =====      =====       =====

    EPS                             $0.31      $0.30       $0.27


(1) Operating basis - Excluding after tax impact of restructuring and other charges of $36.5 MM in 1Q02, $9.8 MM in 4Q01 and the after tax gain on the sale of Florida operations of $56.8 MM in 1Q02

                                                               [HUNTINGTON LOGO]





FIRST QUARTER 2002 EARNINGS - EXCLUDING FLORIDA (1)

                                     1Q02                                Change
                          -----------------------------
    ($MM)                 Operating  Florida  Op. X FL           4Q01     B (W)
                          ---------  -------  --------           ----     -----

Net interest income         $242.8    $  9.7     $233.1         $236.6    $(3.5)

Provision                    (55.8)     (5.2)     (50.6)         (54.3)     3.7

Non-interest income          125.6      10.6      115.0          114.3      0.7

Security gains                 0.5       --         0.5            0.1      0.4

Non-interest expense        (207.4)    (18.3)    (189.1)        (187.4)    (1.6)
                            ------     -----     ------         ------     ----

    Pretax income            105.7      (3.2)     108.9          109.3     (0.4)
                            ------     -----     ------         ------     ----
    Net income              $ 77.5    $ (2.0)    $ 79.5         $ 80.3    $(0.8)
                            ======    ======     ======         ======    =====

    EPS                     $ 0.31    $(0.01)    $ 0.32         $ 0.32    $ ---

(1) Operating basis - Excluding after tax impact of restructuring and other charges of $36.5 MM and the after tax gain on the sale of Florida operations of $56.8 MM.

                                                               [HUNTINGTON LOGO]

Performance Trends (1)

                               Earnings Per Share
                               ------------------



2Q00   3Q00    4Q00    1Q01    2Q01    3Q01    4Q01         1Q02     1Q02XFL
----   ----    ----    ----    ----    ----    ----         ----     -------
$0.40  $0.33   $0.30   $0.27   $0.30   $0.30   $0.30        $0.31    $0.32 XFL

                          Pretax Income Before LLP and
                          ----------------------------
                                Securities Gains
                                ----------------
($MM)
2Q00   3Q00    4Q00    1Q01    2Q01    3Q01    4Q01         1Q02     1Q02XFL
----   ----    ----    ----    ----    ----    ----         ----     -------
$150   $133    $139    $125    $145    $150    $161         $161     $159 XFL



(1) Operating basis - Excludes after tax impact of restructuring and other charges of $115.0 MM in 2001, $32.5 MM in 2000, and $36.5 MM in 1Q02, and
    after tax gain on the sale of Florida operations of $56.8 MM in 1Q02.

                                                               [HUNTINGTON LOGO]

PERFORMANCE TRENDS


Net Interest Income & Margin (FTE)
----------------------------------

2Q00   3Q00    4Q00    1Q01    2Q01    3Q01    4Q01         1Q02         1Q02XFL
----   ----    ----    ----    ----    ----    ----         ----         -------
3.72%  3.74%   3.70%   3.93%   3.97%   4.04%   4.11%        4.14%         4.21%

Earning Asset Mix (Avg)
-----------------------

           2Q00     3Q00    4Q00     1Q01    2Q01     3Q01     4Q01       1Q02
           ----     ----    ----     ----    ----     ----     ----       ----
Loans       82%      81%     81%      83%     84%      86%      86%        86%
Securities  17%      18%     18%      15%     14%      12%      12%        12%
Other EA     1%       1%      1%       2%      2%       2%       2%         2%


                                                               [HUNTINGTON LOGO]


MANAGED LOAN GROWTH (1)

Average        ($B)                        Annualized Growth
-------                                    -----------------
                                       1Q02 vs.       4Q01 vs.         1Q02 vs.
                          1Q02           4Q01           3Q01             1Q01
                          ----           ----           ----             ----
Commercial              $  6.1            (6) %         (13) %            (4) %

Commercial real estate     3.8            16             20               13
                        ------        ------         ------           ------

    Total commercial/CRE   9.9             3            ---                3
                        ------        ------         ------           ------

Auto loan/lease            7.1            (1)            (1)               4

Installment                1.3           (17)           (16)             (14)

Home equity lines          2.4            13             16               13

Residential real estate    1.0            70             15               20
                        ------        ------         ------           ------

    Total consumer        11.8             7              2                6
                        ------        ------         ------           ------

Managed loans            $21.7             5 %          --- %              4 %
                        ======

(1) Growth percentages normalized for acquisitions, portfolio sales, securitizations and sale of Florida

                                                               [HUNTINGTON LOGO]


CORE DEPOSIT TRENDS (1)

Average        ($B)
-------                                    Annualized Growth
                                           -----------------
    vs.                                    1Q02 vs.  4Q01 vs.         1Q02 vs.
                           1Q02            4Q01         3Q01           1Q01
                           ----            ----         ----           ----

    Demand                $ 3.0            (12) %        10 %            4 %

    Interest bearing        5.2             39           40             32

    Savings                 3.1             (5)          (8)            (4)

    CD's                    5.0             (2)          (1)           ---
                         ------         ------       ------         ------
         Total            $16.3              6 %         10 %            8 %
                         ======


(1) Growth percentages normalized for acquisitions, portfolio sales, securitizations and sale of Florida

                                                              [HUNTINGTON LOGO]


NON-INTEREST INCOME - EXCLUDING FLORIDA (1)

     ($MM)                                       Better or (Worse) vs.
     -----                                       ---------------------
                              1Q02            4Q01      4Q01(2)     1Q01
                              ----            ----      -------     ----

Deposit service charges     $ 34.3           $(0.9)        (3) %     10 %

Mortgage banking              19.6             4.6         31       113

Brokerage / insurance         14.6            (0.5)        (3)       19

Trust income                  15.1             0.4          3        10

Bank Owned Life Ins.          11.7             2.1         22        22

Other service charges          9.1            (0.5)        (5)        8

Other                         10.6            (4.5)       (30)      (14)
                            ------
     Total                  $115.0           $ 0.7          1 %      19 %
                            ------

(1) Excludes security gains and gain on sale of the Florida banking operations
(2) Linked quarter percentage growth is not annualized

                                                              [HUNTINGTON LOGO]

NON-INTEREST EXPENSE - EXCLUDING FLORIDA (1)

     ($MM)                                       Better or (Worse) vs.
     -----                                       ---------------------
                             1Q02          4Q01        4Q01(2)       1Q01
                             ----          ----        -------       ----

Personnel costs             $104.3        $(4.2)          (4) %       (5) %

Occupancy & equipment         30.4          3.0            9           8

Outside services              17.1         (1.7)         (11)        (21)

Marketing                      7.2         (1.9)         (35)         19

Amortization of intangibles    0.3          2.3           90          92

Other                         29.8          0.8            3          16

     Total                  $189.1       $ (1.6)          (1) %        2 %
                            ------

(1) Excludes pretax impact of restructuring charges and other charges of $56.2 MM in 1Q02 and $15.1 MM in 4Q01

(2) Linked quarter percentage growth is not annualized

                                                              [HUNTINGTON LOGO]


EFFICIENCY RATIO (1)



                                                                          1Q02
2Q00     3Q00    4Q00     1Q01      2Q01       3Q01       4Q01     1Q02    XFL
----     ----    ----     ----      ----       ----       ----     ----    ---

53.9%   58.4%    58.5%    62.0%     58.6%     57.5%      55.8%     55.7%  54.1%



(1) FTE Revenue excludes securities gains and gain on sale of Florida operations/non-interest expense excludes intangible amortization and restructuring and other charges

                                                             [HUNTINGTON LOGO]









                                 CREDIT REVIEW

                                                              [HUNTINGTON LOGO]

CREDIT QUALITY OVERVIEW

                                    1Q02             4Q01             1Q01
                                    ----             ----             ----


NPAs / total loans + OREO           1.17 %           1.05 %           0.60 %

Net charge-offs

-        Reported                   1.11             1.04             0.55
-        Adjusted (1)               1.04             0.98             0.55
-        Adjusted Xcld. Florida     1.00             1.04             0.57

90+ days past due                   0.32             0.42             0.49

     Consumer                       0.44             0.61             0.69
     Commercial/CRE                 0.19             0.22             0.29

Reserve/total loans                 2.00             1.90             1.45

Reserve/NPAs                         171              180              239


(1) Excludes impact of net charge-offs on exited portfolios for which reserves were previously established

                                                             [HUNTINGTON LOGO]



NON-PERFORMING ASSET FLOW ANALYSIS

PERIOD END  ($MM)
                             1Q02       4Q01      3Q01       2Q01       1Q01
                             ----       ----      ----       ----       ----

NPA beginning of period    $227.5     $210.1    $166.0     $124.9     $105.4

New NPAs                     74.4       86.0      95.0       95.0       53.9

Loan losses                 (26.1)     (34.6)    (12.5)     (13.2)      (7.2)

Payments                    (37.7)     (28.3)    (34.2)     (19.3)     (25.0)

Sales (1)                    (8.9)      (4.1)     (3.3)     (21.3)      (1.9)

Other                        (3.7)      (1.6)     (0.9)      (0.1)      (0.3)
                             ----       ----      ----       ----       ----

NPA end of period          $225.5     $227.5    $210.1     $166.0     $124.9

% of loans and OREO          1.17%      1.05%     0.97%      0.79%      0.60%


(1) 1Q02 includes $6.5 MM related to the sale of Florida banking operations and 2Q01 includes $14.9 MM related to PG & E.

                                                              [HUNTINGTON LOGO]



NON-PERFORMING ASSETS - BY SECTOR

$225 mm @ 3/31/02

Services     35%     Manufacturing   26%
F.I.R.E      10%     Retail Trade     5%
Construction  7%     Wholesale Trade  3%
Trans./Comm   2%     Agriculture      3%
Energy        0%     Other            9%


% OF $101 MM CHANGE VS 3/31/01

Services     48%     Manufacturing   48%
F.I.R.E       7%     Retail Trade     7%
Construction  1%     Wholesale Trade -4%
Trans./Comm  -1%     Agriculture      2%
Energy        0%     Other           -8%

                                                              [HUNTINGTON LOGO]



NET CHARGE-OFFS - ADJUSTED (1)

($MM)

2Q00    3Q00      4Q00    1Q01     2Q01      3Q01     4Q01      1Q02
----    ----      ----    ----     ----      ----     ----      ----
 $16     $24       $25     $29      $37       $33      $53       $52
0.30%   0.46%     0.50%   0.55%    0.73%     0.61%    0.98%     1.04%



                                1Q02              4Q01             1Q01
                                ----              ----             ----
Commercial                      1.31 %            1.39 %           0.41 %


Commercial real estate          0.42              0.08             0.15

Consumer

   Auto loans - indirect        1.59              1.46             1.43

   Auto lease                   1.64              1.55             0.89
                               -----             -----            -----

         Indirect               1.62              1.51             1.13

   Installment                  1.01              0.86             0.61

   Home equity lines            0.36              0.38             0.34

   Residential real estate      0.05              0.17             0.03
                               -----             -----            -----

         Total consumer         1.10              1.05             0.78
                               -----             -----            -----

Total                           1.04 %            0.98 %           0.55 %

Total - Excluding Florida       1.00 %            1.04 %           0.57 %




(1) Excludes impact of net charge-offs on exited portfolios for which reserves were previously established. Reported total consumer net charge-offs were 1.23% in 1Q02, 1.17% in 4Q01, and 0.78% in 1Q01.
     Reported total net charge-offs were 1.11% in 1Q02, 1.04% in 4Q01, and 0.55% in 1Q01.

                                                               [HUNTINGTON LOGO]



VINTAGE PERFORMANCE

Auto Loans - Indirect
---------------------


                 % of Portfolio @
                 ------------------
               12/00   12/01   3/02
               -----   -----   ----
Pre -  4Q98     22%       8%      4%
4Q98 - 3Q99     24%      12%     11%
4Q99 - 3Q00     42%      25%     24%
4Q00 - 1Q02     12%      55%     61%
               ---      ---     ---
               100%     100%    100%


Auto Loans - Indirect - Cumulative Charge-Off Rate

# Quarters After Origination   4Q98-3Q99     4Q99-3Q00      4Q00-1Q02
              1                  0.00%         0.00%          0.00%
              2                  0.04%         0.08%          0.05%
              3                  0.22%         0.42%          0.30%
              4                  0.48%         0.87%          0.65%
              5                  0.65%         1.35%          1.00%
              6                  0.85%         1.89%          1.25%
              7                  1.00%         2.15%
              8                  1.20%         2.40%
              9                  1.41%         2.45%
             10                  1.58%
             11                  1.69%
             12                  1.85%


                    Auto Leases
                    -----------



                  % of Portfolio @                                            24
                  ------------------
                12/00   12/01   3/02
                -----   -----   ----
   Pre -  4Q98    16%      6%      4%
   4Q98 - 3Q99    33%     22%     19%
   4Q99 - 3Q00    42%     31%     30%
   4Q00 - 1Q02     9%     41%     47%
                 ---     ---     ---
                 100%    100%    100%


Auto Leases - Cumulative Charge-Off Rate

# Quarters After Origination   4Q98-3Q99     4Q99-3Q00      4Q00-1Q02
             1                   0.00%         0.01%          0.01%
             2                   0.04%         0.05%          0.06%
             3                   0.15%         0.33%          0.30%
             4                   0.27%         0.72%          0.67%
             5                   0.38%         1.30%          1.00%
             6                   0.55%         1.85%          1.22%
             7                   0.75%         2.05%
             8                   0.95%         2.40%
             9                   1.21%         2.45%
            10                   1.39%
            11                   1.60%
            12                   1.76%

                                                              [HUNTINGTON LOGO]



DELINQUENCY TRENDS - 30+ DAYS (1)

Total Loans               Consumer Loans
-------------             ---------------
1Q01    2.15%             1Q01    2.67%
2Q01    2.31%             2Q01    2.75%
3Q01    2.33%             3Q01    2.97%
4Q01    2.31%             4Q01    3.21%
1Q02    1.89%             1Q02    2.36%


(1)  % of related outstandings at EOP. Data before 1Q02 includes Florida.

                                                              [HUNTINGTON LOGO]




LOAN LOSS RESERVE ($MM)

2Q00   $297     1.45%
3Q00   $295     1.45%
4Q00   $298     1.45%
1Q01   $302     1.45%
2Q01   $352     1.67%
3Q01   $360     1.67%
4Q01   $411     1.90%
1Q02   $386     2.00%



Loan Loss Reserve Flow Analysis
-------------------------------

   ($MM)                 1Q02         4Q01        3Q01
                         ----         ----        ----

LLR- beginning         $410.6       $360.4      $352.2

Charge-offs             (67.5)       (66.8)      (49.4)

Recoveries               11.7         10.7         9.6
                       ------       ------      ------

    Net charge-offs     (55.8)       (56.1)      (39.8)

Provision exp.           55.8         58.3        49.6

Provision exp.-other      ---         50.0        ---

Assets sold             (22.3)        ---         ---

Loans securitized        (2.2)        (2.0)       (1.6)
                       ------       ------      ------

LLR-ending             $386.1       $410.6      $360.4

                                                              [HUNTINGTON LOGO]





                                 CAPITAL REVIEW

                                                              [HUNTINGTON LOGO]


SALE OF FLORIDA OPERATIONS - GAIN

February 15 closing
-------------------

    ($MM)

$4.7 B deposits @ 15%      $712

Costs                       (32)
                           ----

Net premium                 680

   Less intangibles        (505)
                           ----
Pretax gain                 175

   Tax                     (118)
                           ----
After tax gain             $ 57
                           ----

                                                              [HUNTINGTON LOGO]


EXCESS CAPITAL GENERATED @ 2/15/02 -
POST FLORIDA SALE
                                                         Est. @
    ($MM)                               Final             3Q01
                                        -----             ----

Goodwill                                 $505             $505

Sale of $2.8 B assets @ 6.50%             182              189

After tax gain                             57              122
                                         ----             ----

                                          744              816

Replenish capital to 6.50%                (64)            (140)
                                         ----             ----

Net capital available @ 6.50%            $680             $676

                                                              [HUNTINGTON LOGO]



CAPITAL TRENDS

    ($MM)                           1Q02              4Q01             1Q01
                                    ----              ----             ----

Tier 1 risk-based capital           10.26 %           7.24 %           7.19 %

Total risk-based capital            13.40            10.29            10.31

Tier 1 leverage                      9.72             7.41             7.12

Tangible equity/assets               9.03(1)          6.04             6.01

Double leverage                        78              104              110





(1) Estimated at 7.5%-8.0% by 12/31/02 continuation of share repurchase program

                                                                        [LOGO]


                                    APPENDIX

                                                                          [LOGO]

                          MANAGING INTEREST RATE RISK

Net Interest Income at Risk            Economic Value at Risk
---------------------------            ----------------------
Forward Curve +/- 2%                   Parallel Yield Curve Shift +/- 2%
--------------------                   ---------------------------------
Gradual Change in Rates                Instantaneous Change in Rates
-----------------------                -----------------------------


2% Rate Rise  2% Rate Fall


2Q00     -2.0%    1.6%                  +2% Rate Shock    -2% Rate Shock
3Q00     -2.2%    1.8%
4Q00     -2.6%    2.0%                  3Q00     -9.2%    5.3%
1Q01     -2.1%    1.7%                  4Q00     -8.8%    4.6%
2Q01     -2.1%    1.8%                  1Q01     -5.7%    3.3%
3Q01     -1.7%    1.5%                  2Q01     -6.2%    3.6%
4Q01     -1.2%    0.8%                  3Q01     -3.7%    0.7%
1Q02     -1.6%    1.4%                  4Q01     -2.4%   -0.7%
                                        1Q02     -4.4%    1.2%

Board Policy Limit: -4.0%               Board Policy Limit: -15.0%

                                                                          [LOGO]

PERFORMANCE TRENDS

Loans (Avg)
-----------

 ($B)   Com'l  Com'l RE Auto Ln/Lse  HEL  Res Mtg    Other  Total

2Q00     $6.4    $3.4       $6.0     $1.9    $1.5     $1.5  $20.8
3Q00     $6.5    $3.5       $5.7     $2.0    $1.3     $1.6  $20.6
4Q00     $6.5    $3.5       $5.7     $2.1    $0.9     $1.7  $20.5
1Q01     $6.7    $3.6       $5.6     $2.2    $1.0     $1.7  $20.7
2Q01     $6.7    $3.6       $5.8     $2.3    $0.9     $1.7  $21.0
3Q01     $6.7    $3.7       $6.0     $2.4    $0.9     $1.7  $21.3
4Q01     $6.5    $3.9       $6.1     $2.5    $0.9     $1.6  $21.5
1Q02     $6.0    $3.8       $5.9     $2.4    $1.0     $1.3  $20.5
1Q02 XFL                                                    $19.1

Core Deposits (Avg)
-------------------

 ($B)  Non.Int.Brg.  Int. Brg.          Other Dom.
         DDA           DDA     Savings   Time        Total
1Q01     $3.2         $4.6      $3.5     $5.9        $17.3
2Q01     $3.3         $4.8      $3.5     $5.6        $17.3
3Q01     $3.3         $5.1      $3.5     $5.8        $17.8
4Q01     $3.4         $5.5      $3.4     $5.8        $18.2
1Q02     $3.0         $5.1      $3.1     $5.0        $16.3
1Q02 XFL                                             $14.0

                                                                          [LOGO]


LOAN PORTFOLIO - 3/31/02

By Type of Loan - Managed
-------------------------

  ($B)                            Amt      Pct
                                 -----    -----
Commercial                      $  5.7     27.7
Commercial RE                      3.6     17.7
                                 -----    -----
         Total commercial          9.3     45.4
                                 =====    =====
Auto leases                        3.1     15.2
Auto loans                         3.8     18.3
Home equity lines                  2.2     10.7
Residential real estate            1.1      5.2
Other consumer                     1.0      5.2
                                 -----    -----
         Total consumer           11.2     54.6
                                 -----    -----
         Total loans             $20.5    100.0


By Region or LOB
----------------

Central OH/WV    19%
Northern OH      13%
W. Michigan       9%
S. Ohio/KY        7%
E. Michigan       5%
Indiana           3%
Auto             36%
PFG               4%
Mortgage          4%

                                                                          [LOGO]

COMMERCIAL LOAN PORTFOLIO - 3/31/02

$9.3 B By Industry Sector
-------------------------

Services          25%
Manufacturing     15%
F.I.R.E.          28%
Retail Trade      12%
Construction       7%
Wholesale Trade    6%
Trans./Comm.       3%
Agriculture        2%
Energy             1%
Other              1%


# of Loans By Size
------------------

less than $5 MM - 19,699  98.4%
$5+ MM - 327 or 1.6%

   $5 MM - less than $10 MM                          205

   $10 MM - less than $25 MM                         107

   $25 MM - less than $50 MM                          12

   $50+ MM                                             3
                                                     ---
        Total                                        327

                                                                          [LOGO]

COMMERCIAL REAL ESTATE PORTFOLIO

                                  $3.6 Billion
                                  ------------

By Region

Columbus  Cleveland Cincinnati  W. Michigan    E. Michigan    W. Virginia       Indiana      Florida
  24%        17%      16%           15%            13%            9%              5%            1%

By Loan Type


         Owner Occupied    Construction     Permanent         Mini-perm
               35%             35%              17%              13%

                                                            [HUNTINGTON LOGO]


COMMERCIAL REAL ESTATE PORTFOLIO


                                  $3.6 Billion
                                  ------------

                                By Property Type


Raw Land         2%
Other            7%
Retail           25%
Industrial       19%
Office           15%
Multi-family     13%
Land Devel.       7%
Hotel             5%
Single-family     4%
Health Care       3%

                                                            [HUNTINGTON LOGO]


                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                      FORWARD LOOKING STATEMENT DISCLOSURE


        This presentation and discussion, including related questions and answers, may contain forward-looking statements, including certain plans, expectations, goals, and projections which are subject to numerous assumptions, risks, and uncertainties.

                A number of factors, including but not limited to those set forth under the heading "Business Risks" included in Item 1 of
  Huntington's Annual Report on Form 10-K for the year ended December 31, 2001, and other factors described from time to time in Huntington's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements.

          All forward-looking statements included in this discussion, including related questions and answers, are based on information available at the time of the discussion. Huntington assumes no obligation to update any forward-looking statement.

                                                            [HUNTINGTON LOGO]







                                   HUNTINGTON

--------------------------------------------------------------------------------
                       HUNTINGTON BANCSHARES INCORPORATED
                           QUARTERLY FINANCIAL REVIEW
                                   MARCH 2002
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------


Consolidated Financial Highlights                                                        1

Consolidated Balance Sheets                                                              2

Consolidated Statements of Income                                                        3

Loans and Deposits                                                                       4

Non-Interest Income and Non-Interest Expense                                             5

Quarterly Net Interest Margin Analysis                                                   6 & 7

Selected Quarterly Income Statement Data                                                 8

Stock Summary, Key Ratios and Statistics, and Capital Data                               9

Loan Loss Reserves                                                                       10

Asset Quality                                                                            11

Supplemental Selected Information, excluding Florida

      Loans and Deposits, excluding Florida                                              12

      Non-Interest Income and Non-Interest Expense, excluding Florida                    13

      Selected Quarterly Income Statement Data, excluding Florida                        14

                       HUNTINGTON BANCSHARES INCORPORATED
                       CONSOLIDATED FINANCIAL HIGHLIGHTS
                              OPERATING BASIS (1)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


------------------------------------------------------------------------------------------------------------------
FOR THE THREE MONTHS ENDED MARCH 31,                            2002                    2001             % CHANGE
------------------------------------------------------------------------------------------------------------------
NET INCOME                                                   $ 77,456                $ 67,866               14.1%

PER COMMON SHARE AMOUNTS
     Net income
          Basic                                                 $0.31                   $0.27               14.8
          Diluted                                               $0.31                   $0.27               14.8

     Cash dividends declared                                    $0.16                   $0.20              (20.0)

AVERAGE COMMON SHARES OUTSTANDING-DILUTED                     251,953                 251,510                0.2


KEY RATIOS
Return on:
     Average total assets                                        1.18%                   0.97%              21.6
     Average shareholders' equity                               13.26%                  11.53%              15.0

Efficiency ratio                                                 55.7%                   62.0%             (10.0)

Average equity/average assets                                    8.93%                   8.46%               5.6
Net interest margin                                              4.14%                   3.93%               5.3




--------------------------------------------------------------------------------

(1) Income component excludes after-tax impact of the $56.8 million gain on sale of Florida operations and $36.5 million restructuring and special charges in 1Q '02.

                       HUNTINGTON BANCSHARES INCORPORATED
                          CONSOLIDATED BALANCE SHEETS


-------------------------------------------------------------------------------------------------------------------------
                                                                         MARCH 31,        DECEMBER 31,        MARCH 31,
(in thousands, except share amounts)                                        2002              2001               2001
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                               $    654,312       $  1,138,366       $  1,006,809
Interest bearing deposits in banks                                          29,537             21,205              5,011
Trading account securities                                                   4,040             13,392             70,550
Federal funds sold and securities
     purchased under resale agreements                                      60,118             83,275            155,738
Loans held for sale                                                        184,353            629,386            388,545
Securities available for sale - at fair value                            2,869,826          2,849,579          3,632,034
Investment securities - fair value $11,400;  $12,499;
     and $15,586, respectively                                              11,264             12,322             15,358
Total loans (1)                                                         19,338,947         21,601,873         20,870,648
     Less allowance for loan losses                                        386,053            410,572            301,777
-------------------------------------------------------------------------------------------------------------------------
Net loans                                                               18,952,894         21,191,301         20,568,871
-------------------------------------------------------------------------------------------------------------------------
Bank owned life insurance                                                  852,931            843,183            814,502
Goodwill and other intangible assets                                       209,942            716,054            745,023
Premises and equipment                                                     362,135            452,036            457,504
Customers' acceptance liability                                             15,558             13,670             16,510
Accrued income and other assets                                            539,044            536,390            564,733
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                          $ 24,745,954       $ 28,500,159       $ 28,441,188
-------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Total deposits (1)                                                    $ 16,266,785       $ 20,187,304       $ 19,130,157
Short-term borrowings                                                    1,803,250          1,955,926          2,700,351
Bank acceptances outstanding                                                15,558             13,670             16,510
Medium-term notes                                                        1,969,398          1,795,002          2,084,859
Subordinated notes and other long-term debt                                938,407            944,330            894,937
Company obligated mandatorily redeemable preferred
  capital securities of subsidiary trusts holding solely
   junior subordinated debentures of the Parent Company                    300,000            300,000            300,000
Accrued expenses and other liabilities                                   1,018,618            887,487            909,118
-------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                  22,312,016         26,083,719         26,035,932
-------------------------------------------------------------------------------------------------------------------------

Shareholders' equity
     Preferred stock - authorized 6,617,808 shares;
          none issued or outstanding                                           ---                ---                ---
     Common stock - without par value; authorized
          500,000,000 shares; issued 257,866,255;
          257,866,255; and 257,866,255 shares, respectively;
          outstanding 249,991,932; 251,193,814; and
          251,001,821 shares, respectively                               2,486,832          2,490,724          2,491,848
     Less 7,874,323; 6,672,441; and 6,864,434
          treasury shares, respectively                                   (144,199)          (123,849)          (126,532)
     Accumulated other comprehensive income (loss)                           9,484             25,488             (4,221)
     Retained earnings                                                      81,821             24,077             44,161
-------------------------------------------------------------------------------------------------------------------------
        Total Shareholders' Equity                                       2,433,938          2,416,440          2,405,256
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                            $ 24,745,954       $ 28,500,159       $ 28,441,188
-------------------------------------------------------------------------------------------------------------------------

(1)  See Page 4 for detail of Loans and Deposits.

                       HUNTINGTON BANCSHARES INCORPORATED
                        CONSOLIDATED STATEMENTS OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                             THREE MONTHS ENDED
                                                                  MARCH 31,
--------------------------------------------------------------------------------
Operating Basis (1)                                           2002        2001
--------------------------------------------------------------------------------
Interest and fee income
     Loans                                                  $342,102    $446,785
     Securities                                               44,781      63,834
     Other                                                     6,712       7,356
--------------------------------------------------------------------------------
               TOTAL INTEREST INCOME                         393,595     517,975
--------------------------------------------------------------------------------
Interest expense
     Deposits                                                109,967     185,081
     Short-term borrowings                                    11,605      33,163
     Medium-term notes                                        16,598      36,663
     Subordinated notes and other long-term debt              12,600      19,944
--------------------------------------------------------------------------------
               TOTAL INTEREST EXPENSE                        150,770     274,851
--------------------------------------------------------------------------------

               NET INTEREST INCOME                           242,825     243,124
Provision for loan losses                                     55,781      33,464
--------------------------------------------------------------------------------
               NET INTEREST INCOME
                    AFTER PROVISION FOR LOAN LOSSES          187,044     209,660
--------------------------------------------------------------------------------

Total non-interest income (2)                                126,084     117,724
Total non-interest expense (2)                               207,386     234,090
--------------------------------------------------------------------------------

               INCOME BEFORE INCOME TAXES                    105,742      93,294
Income taxes                                                  28,286      25,428
--------------------------------------------------------------------------------
               NET INCOME                                   $ 77,456    $ 67,866
--------------------------------------------------------------------------------

  PER COMMON SHARE
     Net income
          Basic                                             $   0.31    $   0.27
          Diluted                                           $   0.31    $   0.27

     Cash dividends declared                                $   0.16    $   0.20

  AVERAGE COMMON SHARES
          Basic                                              250,749     250,998
          Diluted                                            251,953     251,510




(1) Excludes after-tax impact of the $56.8 million gain on sale of Florida operations and $36.5 million restructuring and special charges in 1Q '02.

(2)  See Page 5 for detail of Non-Interest Income and Non-Interest Expense.

                            HUNTINGTON BANCSHARES INCORPORATED
                                    LOANS AND DEPOSITS


 LOAN PORTFOLIO COMPOSITION
------------------------------------------------------------------------------------------------------------------------------------

                                                            MARCH 31, 2002          DECEMBER 31, 2001        MARCH 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
(in thousands of dollars)                                   BALANCE         %       BALANCE          %       BALANCE         %
------------------------------------------------------------------------------------------------------------------------------------
Commercial (unearned income $5,662,
    $2,859, and $1,343)                                  $ 5,681,788      29.4    $ 6,439,372      29.8    $ 6,729,992      32.2
Commercial real estate                                     3,645,114      18.8      3,975,562      18.4      3,599,262      17.2
------------------------------------------------------------------------------------------------------------------------------------
        Total Commercial and Commercial Real Estate        9,326,902      48.2     10,414,934      48.2     10,329,254      49.5
------------------------------------------------------------------------------------------------------------------------------------
Consumer
     Auto leases - Indirect (unearned income
        $471,421, $500,430 and $520,569)                   3,126,101      16.2      3,207,514      14.8      3,175,981      15.2
     Auto loans - Indirect (unearned income $12,
        $19, and $28)                                      2,561,936      13.2      2,883,279      13.3      2,511,652      12.0
     Home equity lines                                     2,189,649      11.3      2,535,885      11.7      2,223,647      10.7
     Residential mortgage                                  1,075,141       5.6        970,704       4.5        959,852       4.6
     Other loans (unearned income $16,
        $24, and $36)                                      1,059,218       5.5      1,589,557       7.4      1,670,262       8.0
------------------------------------------------------------------------------------------------------------------------------------
        Total Consumer                                    10,012,045      51.8     11,186,939      51.8     10,541,394      50.5
------------------------------------------------------------------------------------------------------------------------------------

        TOTAL LOANS                                      $19,338,947     100.0    $21,601,873     100.0    $20,870,648     100.0
------------------------------------------------------------------------------------------------------------------------------------




 DEPOSIT COMPOSITION
------------------------------------------------------------------------------------------------------------------------------------

                                                              MARCH 31, 2002         DECEMBER 31, 2001         MARCH 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
(in thousands of dollars)                                  BALANCE         %         BALANCE        %         BALANCE        %
------------------------------------------------------------------------------------------------------------------------------------
 Demand deposits
      Non-interest bearing                               $ 2,857,233      17.6    $ 3,635,173      18.0    $ 3,256,604      17.0
      Interest bearing                                     4,747,283      29.2      5,723,160      28.4      4,688,109      24.5
 Savings deposits                                          2,895,445      17.8      3,466,305      17.2      3,607,404      18.9
 Other domestic time deposits                              4,179,814      25.7      5,868,451      29.1      5,897,999      30.8
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL CORE DEPOSITS (1)                           14,679,775      90.3     18,693,089      92.7     17,450,116      91.2
------------------------------------------------------------------------------------------------------------------------------------
 Domestic time deposits of $100,000 or more                  895,427       5.5      1,130,563       5.6      1,350,813       7.1
 Brokered time deposits and negotiable CDs                   451,173       2.8        137,915       0.7        136,147       0.7
 Foreign time deposits                                       240,410       1.4        225,737       1.0        193,081       1.0
------------------------------------------------------------------------------------------------------------------------------------

        TOTAL DEPOSITS                                   $16,266,785     100.0    $20,187,304     100.0    $19,130,157     100.0
------------------------------------------------------------------------------------------------------------------------------------

(1) Core deposits include non-interest bearing and interest bearing demand deposits, savings deposits, CDs under $100,000, and IRA deposits.

                        HUNTINGTON BANCSHARES INCORPORATED
                   NON-INTEREST INCOME AND NON-INTEREST EXPENSE
                                  (IN THOUSANDS)


ANALYSIS OF NON-INTEREST INCOME
-------------------------------------------------------------------------------------------

                                                          THREE MONTHS ENDED
                                                                MARCH 31,
-------------------------------------------------------------------------------  PERCENT
Operating Basis (1)                                           2002      2001     CHANGE
-------------------------------------------------------------------------------------------
 Service charges on deposit accounts                       $ 38,530   $ 38,907     (1.0)%
 Mortgage banking                                            19,565     10,031     95.0
 Brokerage and insurance                                     18,792     18,768      0.1
 Trust services                                              15,501     14,314      8.3
 Bank Owned Life Insurance income                            11,676      9,560     22.1
 Other service charges and fees                              10,632     11,098     (4.2)
 Other                                                       10,931     12,968    (15.7)
-------------------------------------------------------------------------------------------

 TOTAL NON-INTEREST INCOME BEFORE SECURITIES GAINS          125,627    115,646      8.6
 Securities gains                                               457      2,078    (78.0)
-------------------------------------------------------------------------------------------

 TOTAL NON-INTEREST INCOME                                 $126,084   $117,724      7.1%
-------------------------------------------------------------------------------------------




ANALYSIS OF NON-INTEREST EXPENSE
-------------------------------------------------------------------------------------------

                                                            THREE MONTHS ENDED
                                                                 MARCH 31,
------------------------------------------------------------------------------    PERCENT
Operating Basis (1)                                           2002      2001      CHANGE
-------------------------------------------------------------------------------------------
    Personnel costs                                        $114,285   $117,662     (2.9)%
    Outside data processing and other services               18,439     16,654     10.7
    Net occupancy                                            17,239     19,780    (12.9)
    Equipment                                                16,949     19,972    (15.1)
    Marketing                                                 7,003      9,939    (29.5)
    Telecommunications                                        6,018      7,125    (15.5)
    Professional services                                     5,401      4,969      8.7
    Printing and supplies                                     3,837      5,059    (24.2)
    Franchise and other taxes                                 2,328      2,120      9.8
    Amortization of intangible assets                         1,376     10,576    (87.0)
    Other                                                    14,511     20,234    (28.3)
-------------------------------------------------------------------------------------------

    TOTAL NON-INTEREST EXPENSE                             $207,386   $234,090    (11.4)%
-------------------------------------------------------------------------------------------




(1) Excludes gain on sale of Florida operations from Non-Interest Income and restructuring and special charges from Non-Interest Expense.

HUNTINGTON BANCSHARES INCORPORATED
QUARTERLY NET INTEREST MARGIN ANALYSIS
(IN MILLIONS OF DOLLARS)


                                                                  AVERAGE BALANCES
---------------------------------------------------------------------------------------------------
                                                                         2001
                                                 2002      ----------------------------------------
Fully Tax Equivalent Basis (1)                   FIRST     FOURTH   THIRD    SECOND     FIRST
---------------------------------------------------------------------------------------------------
ASSETS
Interest bearing deposits in banks             $    34   $    14   $     5   $     5   $     5
Trading account securities                           5         8         8        39        48
Federal funds sold and securities purchased
   under resale agreements                          62        86        86        93       164
Loans held for sale                                381       433       344       420       240
Securities:
      Taxable                                    2,713     2,720     2,896     3,368     3,606
      Tax exempt                                   101       108       140       201       248
---------------------------------------------------------------------------------------------------
           Total Securities                      2,814     2,828     3,036     3,569     3,854
---------------------------------------------------------------------------------------------------
Loans:
     Commercial                                  6,045     6,491     6,681     6,741     6,678
     Real Estate
          Construction                           1,455     1,492     1,388     1,303     1,263
          Commercial                             2,364     2,397     2,346     2,294     2,324
     Consumer
           Auto Leases - Indirect                3,166     3,229     3,243     3,222     3,117
           Auto Loans - Indirect                 2,730     2,903     2,806     2,575     2,499
           Home Equity Lines                     2,365     2,489     2,372     2,271     2,189
           Residential Mortgage                  1,021       892       854       942       960
           Other Loans                           1,326     1,619     1,658     1,673     1,674
---------------------------------------------------------------------------------------------------
           Total Consumer                       10,608    11,132    10,933    10,683    10,439
---------------------------------------------------------------------------------------------------
Total Loans                                     20,472    21,512    21,348    21,021    20,704
---------------------------------------------------------------------------------------------------
Allowance for loan losses                          415       393       358       316       307
---------------------------------------------------------------------------------------------------
Net loans (2)                                   20,057    21,119    20,990    20,705    20,397
---------------------------------------------------------------------------------------------------
Total earning assets                            23,768    24,881    24,827    25,147    25,015
---------------------------------------------------------------------------------------------------
Cash and due from banks                            819       876       910       910       952
All other assets                                 2,372     2,613     2,609     2,608     2,579
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                                   $26,544   $27,977   $27,988   $28,349   $28,239
---------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Core deposits
     Non-interest bearing deposits             $ 3,041   $ 3,406   $ 3,341   $ 3,252   $ 3,213
     Interest bearing demand deposits            5,148     5,519     5,096     4,799     4,597
     Savings deposits                            3,097     3,388     3,472     3,547     3,505
     Other domestic time deposits                5,015     5,923     5,940     5,718     5,950
---------------------------------------------------------------------------------------------------
          Total core deposits                   16,301    18,236    17,849    17,316    17,265
---------------------------------------------------------------------------------------------------
Domestic time deposits of $100,000 or more       1,052     1,199     1,262     1,294     1,368
Brokered time deposits and negotiable CDs          302       109       120       118       167
Foreign time deposits                              270       230       257       377       267
---------------------------------------------------------------------------------------------------
     Total deposits                             17,925    19,774    19,488    19,105    19,067
---------------------------------------------------------------------------------------------------
Short-term borrowings                            1,998     1,907     2,140     2,759     2,504
Medium-term notes                                1,967     1,863     1,990     2,005     2,240
Subordinated notes and other long-term debt,
   including preferred capital securities        1,233     1,183     1,184     1,180     1,171
---------------------------------------------------------------------------------------------------
     Total interest bearing liabilities         20,082    21,321    21,461    21,797    21,769
---------------------------------------------------------------------------------------------------
All other liabilities                            1,051       889       811       897       869
Shareholders' equity                             2,370     2,361     2,375     2,403     2,388
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $26,544   $27,977   $27,988   $28,349   $28,239
---------------------------------------------------------------------------------------------------


(1)  Fully tax equivalent yields are calculated assuming a 35% tax rate.

(2) Net loan rate includes loan fees, whereas individual loan components above are shown exclusive of fees.

HUNTINGTON BANCSHARES INCORPORATED
QUARTERLY NET INTEREST MARGIN ANALYSIS
(IN MILLIONS OF DOLLARS)


                                                                                        AVERAGE RATES (3)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     2001
                                                               2002          ------------------------------------------------------
Fully Tax Equivalent Basis (1)                                FIRST           FOURTH        THIRD           SECOND          FIRST
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest bearing deposits in banks                            2.02 %          2.09 %        3.75 %           5.09 %         5.24 %
Trading account securities                                    2.79            3.59          3.83             5.15           5.52
Federal funds sold and securities purchased
   under resale agreements                                    1.43            2.18          3.20             4.21           5.78
Loans held for sale                                           6.51            6.64          7.18             6.96           7.19
Securities:
      Taxable                                                 6.43            6.62          6.71             6.26           6.72
      Tax exempt                                              7.76            7.81          7.38             7.26           7.55
-----------------------------------------------------------------------------------------------------------------------------------
           Total Securities                                   6.48            6.66          6.75             6.32           6.77
-----------------------------------------------------------------------------------------------------------------------------------
Loans:
     Commercial                                               5.39            5.86          6.92             7.44           8.19
     Real Estate
          Construction                                        4.91            5.50          6.62             7.43           8.31
          Commercial                                          6.62            6.85          7.54             7.92           8.40
     Consumer
           Auto Leases - Indirect                             6.62            6.58          6.67             6.71           6.90
           Auto Loans - Indirect                              8.03            8.24          8.45             8.70           8.83
           Home Equity Lines                                  5.12            6.22          7.00             8.04           8.93
           Residential Mortgage                               6.57            7.17          7.54             7.72           7.91
           Other Loans                                        8.88            9.09          9.19             9.13           9.19
-----------------------------------------------------------------------------------------------------------------------------------
           Total Consumer                                     6.92            7.34          7.65             7.94           8.25
-----------------------------------------------------------------------------------------------------------------------------------
Total Loans                                                   6.29            6.71          7.34             7.75           8.25
-----------------------------------------------------------------------------------------------------------------------------------
Allowance for loan losses
-----------------------------------------------------------------------------------------------------------------------------------
Net loans (2)                                                 6.77            7.22          7.87             8.31           8.74
-----------------------------------------------------------------------------------------------------------------------------------
Total earning assets                                          6.71 %          7.12 %        7.70 %           7.98 %         8.39 %
-----------------------------------------------------------------------------------------------------------------------------------




LIABILITIES AND SHAREHOLDERS' EQUITY
Core deposits
     Non-interest bearing deposits
     Interest bearing demand deposits                         1.80 %          2.00 %        2.74 %           2.87 %         3.29 %
     Savings deposits                                         1.87            2.11          3.00             3.42           3.85
     Other domestic time deposits                             4.99            5.19          5.52             5.83           6.01
-----------------------------------------------------------------------------------------------------------------------------------
          Total core deposits                                 2.46            2.68          3.20             3.42           3.73
-----------------------------------------------------------------------------------------------------------------------------------
Domestic time deposits of $100,000 or more                    3.05            4.68          4.82             5.33           5.97
Brokered time deposits and negotiable CDs                     2.48            3.55          4.42             5.57           6.37
Foreign time deposits                                         1.91            1.99          3.39             4.11           5.45
-----------------------------------------------------------------------------------------------------------------------------------
     Total deposits                                           2.49            2.80          3.32             3.58           3.94
-----------------------------------------------------------------------------------------------------------------------------------
Short-term borrowings                                         2.36            2.65          3.69             4.37           5.37
Medium-term notes                                             3.43            4.58          6.12             6.59           6.64
Subordinated notes and other long-term debt,
   including preferred capital securities                     4.14            4.96          5.19             5.96           6.81
-----------------------------------------------------------------------------------------------------------------------------------
     Total interest bearing liabilities                       3.04 %          3.51 %        4.23 %           4.62 %         5.12 %
-----------------------------------------------------------------------------------------------------------------------------------





Net interest rate spread                                      3.67 %          3.61 %        3.47 %           3.36 %         3.27 %
Impact of non-interest bearing funds on margin                0.47 %          0.50 %        0.57 %           0.61 %         0.66 %
-----------------------------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                                           4.14 %          4.11 %        4.04 %           3.97 %         3.93 %
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Fully tax equivalent yields are calculated assuming a 35% tax rate.

(2) Net loan rate includes loan fees, whereas individual loan components above are shown exclusive of fees.

(3)  Loan and deposit average rates include impact of applicable derivatives.

                       HUNTINGTON BANCSHARES INCORPORATED
                    SELECTED QUARTERLY INCOME STATEMENT DATA
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                      2002                        2001
---------------------------------------------------------------------------------------------------------
Operating Basis (1)                                   FIRST      FOURTH      THIRD     SECOND     FIRST
---------------------------------------------------------------------------------------------------------
TOTAL INTEREST INCOME                                $393,595   $443,751   $478,834   $498,959   $517,975
TOTAL INTEREST EXPENSE                                150,770    188,513    229,047    250,926    274,851
---------------------------------------------------------------------------------------------------------
NET INTEREST INCOME                                   242,825    255,238    249,787    248,033    243,124
Provision for loan losses                              55,781     58,275     49,559     45,777     33,464
---------------------------------------------------------------------------------------------------------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES                           187,044    196,963    200,228    202,256    209,660
---------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                    38,530     42,753     41,719     40,673     38,907
Mortgage banking                                       19,565     15,768     14,616     18,733     10,031
Brokerage and insurance income                         18,792     20,966     19,912     19,388     18,768
Trust services                                         15,501     15,321     15,485     15,178     14,314
Bank Owned Life Insurance income                       11,676      9,560      9,560      9,561      9,560
Other service charges and fees                         10,632     12,552     12,350     12,217     11,098
Other                                                  10,931     16,088     15,755     14,956     12,968
---------------------------------------------------------------------------------------------------------
 TOTAL NON-INTEREST INCOME BEFORE SECURITIES GAINS    125,627    133,008    129,397    130,706    115,646
Securities gains                                          457         89      1,059      2,747      2,078
---------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST INCOME                             126,084    133,097    130,456    133,453    117,724
---------------------------------------------------------------------------------------------------------
Personnel costs                                       114,285    118,143    120,767    122,068    117,662
Outside data processing and other services             18,439     17,992     17,375     17,671     16,654
Net occupancy                                          17,239     19,950     19,266     18,188     19,780
Equipment                                              16,949     20,593     20,151     19,844     19,972
Marketing                                               7,003      6,345      6,921      7,852      9,939
Telecommunications                                      6,018      6,793      6,859      7,207      7,125
Professional services                                   5,401      6,235      5,912      6,763      4,969
Printing and supplies                                   3,837      4,293      4,450      4,565      5,059
Franchise and other taxes                               2,328      2,893      2,470      2,246      2,120
Amortization of intangible assets                       1,376     10,100     10,114     10,435     10,576
Other                                                  14,511     14,017     14,605     16,457     20,234
---------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST EXPENSE                            207,386    227,354    228,890    233,296    234,090
---------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                            105,742    102,706    101,794    102,413     93,294
Income taxes                                           28,286     27,214     26,134     27,909     25,428
---------------------------------------------------------------------------------------------------------

NET INCOME                                           $ 77,456   $ 75,492   $ 75,660   $ 74,504   $ 67,866
---------------------------------------------------------------------------------------------------------

PER COMMON SHARE
  Net Income - Diluted                               $   0.31   $   0.30   $   0.30   $   0.30   $   0.27
  Cash Dividends Declared                            $   0.16   $   0.16   $   0.16   $   0.20   $   0.20

FULLY TAX EQUIVALENT MARGIN:
Net Interest Income                                  $242,825   $255,238   $249,787   $248,033   $243,124
Tax Equivalent Adjustment (2)                           1,169      1,292      1,442      1,616      2,002
---------------------------------------------------------------------------------------------------------
Tax Equivalent Net Interest Income                   $243,994   $256,530   $251,229   $249,649   $245,126
---------------------------------------------------------------------------------------------------------


(1) Income component excludes after-tax impact of the $56.8 million gain on sale of Florida operations in 1Q '02 and restructuring and special charges ($36.5 million in 1Q '02; $9.8 million in 4Q '01; $33.0 million in 3Q '01; $72.1 million in 2Q '01).

(2)  Calculated assuming a 35% tax rate.

                       HUNTINGTON BANCSHARES INCORPORATED
           STOCK SUMMARY, KEY RATIOS AND STATISTICS, AND CAPITAL DATA


QUARTERLY COMMON STOCK SUMMARY
------------------------------------------------------------------------------------


                                      2002                     2001
------------------------------------------------------------------------------------
                                       1Q        4Q        3Q        2Q        1Q
------------------------------------------------------------------------------------
High                             $    20.310  $ 17.490  $ 19.280  $ 17.000  $ 18.000
Low                                   16.660    14.510    15.150    13.875    12.625
Close                                 19.700    17.190    17.310    16.375    14.250
Cash dividends declared          $      0.16  $   0.16  $   0.16  $   0.20  $   0.20


Note: Stock price quotations were obtained from NASDAQ



KEY RATIOS AND STATISTICS
----------------------------------------------------------------------------------------


MARGIN ANALYSIS - AS A %                       2002                 2001
                                             -------------------------------------------
OF AVERAGE EARNING ASSETS (1)                  1Q       4Q       3Q       2Q       1Q
----------------------------------------------------------------------------------------
Interest Income                               6.71%    7.12%    7.70%    7.98%    8.39%
Interest Expense                              2.57%    3.01%    3.66%    4.01%    4.46%
----------------------------------------------------------------------------------------
     Net Interest Margin                      4.14%    4.11%    4.04%    3.97%    3.93%
----------------------------------------------------------------------------------------

RETURN ON (2)
  Average total assets                        1.18%    1.07%    1.07%    1.05%    0.97%
  Average shareholders' equity               13.26%   12.68%   12.64%   12.43%   11.53%

Efficiency Ratio (2)                          55.7%    55.8%    57.5%    58.6%    62.0%
Efficiency Ratio, excluding Florida (2)       54.1%    52.5%    54.0%    56.2%    60.2%

Effective tax rate                           26.75%   26.50%   25.67%   27.25%   27.26%



CAPITAL DATA
----------------------------------------------------------------------------------------------------------

                                          2002                              2001
----------------------------------------------------------------------------------------------------------
(in millions of dollars)                 1Q (3)          4Q           3Q            2Q             1Q
----------------------------------------------------------------------------------------------------------
Total Risk-Adjusted Assets             $ 24,935      $ 27,896      $ 27,757      $ 27,375      $ 27,230

Tier 1 Risk-Based Capital Ratio           10.26%         7.24%         6.97%         7.01%         7.19%
Total Risk-Based Capital Ratio            13.40%        10.29%        10.13%        10.20%        10.31%
Tier 1 Leverage Ratio                      9.72%         7.41%         7.10%         6.96%         7.12%

Tangible Equity/Asset Ratio                9.03%         6.04%         5.96%         5.97%         6.01%


(1)  Presented on a fully tax equivalent basis assuming a 35% tax rate.

(2) Income component excludes the impact of the gain on sale of Florida operations and restructuring and special charges.

(3)  Estimated.

                       HUNTINGTON BANCSHARES INCORPORATED
                               LOAN LOSS RESERVES


LOAN LOSS EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------


                                                      2002                               2001
-----------------------------------------------------------------------------------------------------------------------
(in thousands)                                         1Q             4Q            3Q           2Q            1Q
------------------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES, BEGINNING OF PERIOD      $ 410,572     $ 360,446     $ 352,243     $ 301,777     $ 297,880
Loan losses                                           (67,527)      (66,808)      (49,386)      (75,472)      (35,649)
Recoveries of loans previously charged off             11,746        10,662         9,643        10,007         7,556
------------------------------------------------------------------------------------------------------------------------
   Net loan losses                                    (55,781)      (56,146)      (39,743)      (65,465)      (28,093)
------------------------------------------------------------------------------------------------------------------------
Allowance of assets sold                              (22,297)         --            --            --            --
Allowance of securitized loans                         (2,222)       (2,003)       (1,613)       (1,564)       (1,474)
Provision for loan losses (1)                          55,781       108,275        49,559       117,495        33,464
------------------------------------------------------------------------------------------------------------------------

ALLOWANCE FOR LOAN LOSSES, END OF PERIOD            $ 386,053     $ 410,572     $ 360,446     $ 352,243     $ 301,777
------------------------------------------------------------------------------------------------------------------------


AS A % OF AVERAGE TOTAL LOANS
  Net loan losses--annualized                            1.11%         1.04%         0.74%         1.25%         0.55%
  Net loan losses--annualized excluding losses on
    exited portfolios for which reserves were
    previously established                               1.04%         0.98%         0.61%         0.73%         0.55%
  Provision for loan losses--annualized                  1.11%         1.07%         0.92%         0.87%         0.66%
Allowance for loan losses as a % of total loans          2.00%         1.90%         1.67%         1.67%         1.45%
Net loan loss coverage (2)                               2.90x         2.87x         3.81x         3.89x         4.51x
------------------------------------------------------------------------------------------------------------------------

(1)  Includes the impact of restructuring and special charges in 4Q '01 and 2Q
     '01.

(2) Income before taxes (excluding gain on sale of Florida operations and restructuring and special charges) and the provision for loan losses to net loan losses.

                       HUNTINGTON BANCSHARES INCORPORATED
                                  ASSET QUALITY



NON-PERFORMING ASSETS AND PAST DUE LOANS
----------------------------------------------------------------------------------------------------
                                             2002                           2001
----------------------------------------------------------------------------------------------------
(in thousands)                                1Q           4Q          3Q          2Q          1Q
----------------------------------------------------------------------------------------------------
Non-accrual loans:
   Commercial                               $162,959    $159,637    $148,177    $116,044    $ 62,716
   Commercial real estate                     43,295      48,360      40,882      26,870      34,893
   Residential mortgage                       11,896      11,836      11,666      11,868      11,949
----------------------------------------------------------------------------------------------------
Total Non-accrual Loans                      218,150     219,833     200,725     154,782     109,558
Renegotiated loans                             1,268       1,276       1,286       1,290       1,297
----------------------------------------------------------------------------------------------------

TOTAL NON-PERFORMING LOANS                   219,418     221,109     202,011     156,072     110,855
Other real estate, net                         6,112       6,384       8,050       9,913      14,031
----------------------------------------------------------------------------------------------------

TOTAL NON-PERFORMING ASSETS                 $225,530    $227,493    $210,061    $165,985    $124,886
----------------------------------------------------------------------------------------------------

Non-performing loans as a
   % of total loans                             1.13%       1.02%       0.94%       0.74%       0.53%
Non-performing assets as a
   % of total loans and other real estate       1.17%       1.05%       0.97%       0.79%       0.60%
Allowance for loan losses as a % of
   non-performing loans                          176%        186%        178%        226%        272%
Allowance for loan losses and other real
   estate as a % of non-performing assets        171%        180%        171%        211%        239%

Accruing loans past due 90 days or more     $ 61,746    $ 91,635    $ 92,791    $ 67,077    $102,658



NON-PERFORMING ASSETS
--------------------------------------------------------------------------------------------------------------------

                                               2002                               2001
--------------------------------------------------------------------------------------------------------------------
(in thousands)                                  1Q              4Q           3Q            2Q              1Q
--------------------------------------------------------------------------------------------------------------------
NON-PERFORMING ASSETS, BEGINNING OF PERIOD   $ 227,493       $ 210,061    $ 165,985    $ 124,886       $ 105,397
New non-performing assets                       74,446          85,986       94,990       95,037(2)       53,869
Loan losses                                    (26,072)        (34,580)     (12,480)     (13,188)         (7,243)
Payments                                       (37,663)        (28,315)     (34,219)     (19,332)        (24,973)
Sales                                           (8,925)(1)      (4,131)      (3,331)     (21,306)(2)      (1,892)
Other                                           (3,749)         (1,528)        (884)        (112)           (272)
--------------------------------------------------------------------------------------------------------------------

NON-PERFORMING ASSETS, END OF PERIOD         $ 225,530       $ 227,493    $ 210,061    $ 165,985       $ 124,886
--------------------------------------------------------------------------------------------------------------------


(1)  Includes $6.5 million related to the sale of Florida.
(2)  Includes $14.9 million related to PG&E.

                       SUPPLEMENTAL SELECTED INFORMATION,
                                EXCLUDING FLORIDA

                       HUNTINGTON BANCSHARES INCORPORATED
                      LOANS AND DEPOSITS, EXCLUDING FLORIDA


 LOAN PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------------------------------------------------

                                                 MARCH 31, 2002          DECEMBER 31, 2001            MARCH 31, 2001
-------------------------------------------------------------------------------------------------------------------------
(in thousands of dollars)                       BALANCE        %         BALANCE         %           BALANCE         %
-------------------------------------------------------------------------------------------------------------------------
Commercial                                   $ 5,681,788      29.4     $ 5,685,719      30.0      $ 5,974,635      32.6
Commercial real estate                         3,645,114      18.8       3,555,354      18.8        3,180,892      17.3
-------------------------------------------------------------------------------------------------------------------------
        Total Commercial and
           Commercial Real Estate              9,326,902      48.2       9,241,073      48.8        9,155,527      49.9
-------------------------------------------------------------------------------------------------------------------------
Consumer
     Auto leases - Indirect                    3,126,101      16.2       3,207,514      16.9        3,175,981      17.3
     Auto loans - Indirect                     2,561,936      13.2       2,519,630      13.3        2,151,365      11.7
     Home equity lines                         2,189,649      11.3       2,096,238      11.1        1,906,412      10.4
     Residential mortgage                      1,075,141       5.6         777,950       4.1          723,499       3.9
     Other loans                               1,059,218       5.5       1,095,590       5.8        1,226,905       6.7
-------------------------------------------------------------------------------------------------------------------------
        Total Consumer                        10,012,045      51.8       9,696,922      51.2        9,184,162      50.1
-------------------------------------------------------------------------------------------------------------------------

        TOTAL LOANS                          $19,338,947     100.0     $18,937,995     100.0      $18,339,689     100.0
-------------------------------------------------------------------------------------------------------------------------





 DEPOSIT COMPOSITION
-------------------------------------------------------------------------------------------------------------------------

                                                 MARCH 31, 2002          DECEMBER 31, 2001            MARCH 31, 2001
-------------------------------------------------------------------------------------------------------------------------
(in thousands of dollars)                       BALANCE        %         BALANCE         %           BALANCE         %
-------------------------------------------------------------------------------------------------------------------------
 Demand deposits
      Non-interest bearing                   $ 2,857,233      17.6     $ 2,997,391      19.3      $ 2,660,698      18.2
      Interest bearing                         4,747,283      29.2       4,197,893      27.0        3,378,779      23.2
 Savings deposits                              2,895,445      17.8       2,943,508      19.0        3,036,951      20.8
 Other domestic time deposits                  4,179,814      25.7       4,077,510      26.3        4,057,346      27.8
-------------------------------------------------------------------------------------------------------------------------
        TOTAL CORE DEPOSITS (2)               14,679,775      90.3      14,216,302      91.6       13,133,774      90.0
-------------------------------------------------------------------------------------------------------------------------
 Domestic time deposits of $100,000 or more      895,427       5.5         944,361       6.1        1,130,647       7.8
 Brokered time deposits                          451,173       2.8         137,915       0.9          136,147       0.9
 Foreign time deposits                           240,410       1.4         220,749       1.4          187,368       1.3
-------------------------------------------------------------------------------------------------------------------------

        TOTAL DEPOSITS                       $16,266,785     100.0     $15,519,327     100.0      $14,587,936     100.0
-------------------------------------------------------------------------------------------------------------------------

(1) Core deposits include non-interest bearing and interest bearing demand deposits, savings deposits, CDs under $100,000, and IRA deposits.

                       HUNTINGTON BANCSHARES INCORPORATED
         NON-INTEREST INCOME AND NON-INTEREST EXPENSE, EXCLUDING FLORIDA
                                 (IN THOUSANDS)


ANALYSIS OF NON-INTEREST INCOME
-------------------------------------------------------------------------------------------

                                                            THREE MONTHS ENDED
                                                                 MARCH 31,
-------------------------------------------------------------------------------   PERCENT
Operating Basis (1)                                          2002       2001      CHANGE
-------------------------------------------------------------------------------------------
 Service charges on deposit accounts                      $ 34,282   $ 31,143      10.1%
 Mortgage banking                                           19,644      9,238     112.6
 Brokerage and insurance                                    14,587     12,232      19.3
 Trust services                                             15,096     13,670      10.4
 Bank Owned Life Insurance income                           11,676      9,560      22.1
 Other service charges and fees                              9,118      8,415       8.4
 Other                                                      10,591     12,315     (14.0)
-------------------------------------------------------------------------------------------

 TOTAL NON-INTEREST INCOME BEFORE SECURITIES GAINS         114,994     96,573      19.1
 Securities gains                                              457      2,078     (78.0)
-------------------------------------------------------------------------------------------

 TOTAL NON-INTEREST INCOME                                $115,451   $ 98,651      17.0%
-------------------------------------------------------------------------------------------





ANALYSIS OF NON-INTEREST EXPENSE
-------------------------------------------------------------------------------------------

                                                            THREE MONTHS ENDED
                                                                 MARCH 31,
-------------------------------------------------------------------------------   PERCENT
Operating Basis (1)                                          2002       2001      CHANGE
-------------------------------------------------------------------------------------------
 Personnel costs                                          $104,320   $ 99,296      5.1%
 Outside data processing and other services                 17,097     14,122     21.1
 Net occupancy                                              14,771     15,568     (5.1)
 Equipment                                                  15,582     17,503    (11.0)
 Marketing                                                   7,174      8,832    (18.8)
 Telecommunications                                          5,282      5,952    (11.3)
 Professional services                                       5,242      4,793      9.4
 Printing and supplies                                       3,519      4,098    (14.1)
 Franchise and other taxes                                   2,326      2,116      9.9
 Amortization of intangible assets                             251      3,031    (91.7)
 Other                                                      13,487     18,506    (27.1)
-------------------------------------------------------------------------------------------

 TOTAL NON-INTEREST EXPENSE                               $189,051   $193,817     (2.5)%
-------------------------------------------------------------------------------------------




(1) Excludes gain on sale of Florida operations from Non-Interest Income and restructuring and special charges from Non-Interest Expense.

                       HUNTINGTON BANCSHARES INCORPORATED
           SELECTED QUARTERLY INCOME STATEMENT DATA, EXCLUDING FLORIDA
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                       2002                      2001
----------------------------------------------------------------------------------------------------------
Operating Basis (1)                                    FIRST     FOURTH     THIRD      SECOND     FIRST
----------------------------------------------------------------------------------------------------------
TOTAL INTEREST INCOME                                $369,521   $392,978   $427,654   $447,218   $466,098
TOTAL INTEREST EXPENSE                                136,420    156,382    197,742    222,410    247,580
----------------------------------------------------------------------------------------------------------
NET INTEREST INCOME                                   233,101    236,596    229,912    224,808    218,518
Provision for loan losses                              50,595     54,281     46,027     41,937     29,709
----------------------------------------------------------------------------------------------------------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES                           182,506    182,315    183,885    182,871    188,809
----------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                    34,282     35,220     33,593     32,650     31,143
Mortgage banking                                       19,644     15,049     13,859     17,672      9,238
Brokerage and insurance income                         14,587     15,066     13,943     13,185     12,232
Trust services                                         15,096     14,679     14,816     14,431     13,670
Bank Owned Life Insurance income                       11,676      9,560      9,560      9,561      9,560
Other service charges and fees                          9,118      9,582      9,547      9,383      8,415
Other                                                  10,591     15,135     14,722     13,979     12,315
----------------------------------------------------------------------------------------------------------
 TOTAL NON-INTEREST INCOME BEFORE SECURITIES GAINS    114,994    114,291    110,040    110,861     96,573
Securities gains                                          457         89      1,059      2,747      2,078
----------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST INCOME                             115,451    114,380    111,099    113,608     98,651
----------------------------------------------------------------------------------------------------------
Personnel costs                                       104,320    100,076    101,866    103,707     99,296
Outside data processing and other services             17,097     15,414     14,650     15,100     14,122
Net occupancy                                          14,771     15,251     14,481     13,755     15,568
Equipment                                              15,582     18,117     17,580     17,363     17,503
Marketing                                               7,174      5,305      5,717      6,807      8,832
Telecommunications                                      5,282      5,647      5,728      5,964      5,952
Professional services                                   5,242      6,069      5,754      6,481      4,793
Printing and supplies                                   3,519      3,511      3,693      3,688      4,098
Franchise and other taxes                               2,326      2,885      2,439      2,229      2,116
Amortization of intangible assets                         251      2,555      2,569      2,890      3,031
Other                                                  13,487     12,599     12,577     14,459     18,506
----------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST EXPENSE                            189,051    187,429    187,054    192,443    193,817
----------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                            108,906    109,266    107,930    104,036     93,643
Income taxes                                           29,393     28,999     27,394     27,463     24,463
----------------------------------------------------------------------------------------------------------

NET INCOME                                           $ 79,513   $ 80,267   $ 80,536   $ 76,573   $ 69,180
----------------------------------------------------------------------------------------------------------

NET INCOME PER COMMON SHARE - DILUTED                $   0.32   $   0.32   $   0.32   $   0.30   $   0.28

FULLY TAX EQUIVALENT MARGIN:
Net Interest Income                                  $233,101   $236,596   $229,912   $224,808   $218,518
Tax Equivalent Adjustment (2)                           1,169      1,292      1,442      1,616      2,002
----------------------------------------------------------------------------------------------------------
Tax Equivalent Net Interest Income                   $234,270   $237,888   $231,354   $226,424   $220,520
----------------------------------------------------------------------------------------------------------



(1) Income component excludes after-tax impact of the $56.8 million gain on sale of Florida operations in 1Q '02 and restructuring and special charges ($36.5 million in 1Q '02; $9.8 million in 4Q '01; $33.0 million in 3Q '01; $72.1 million in 2Q '01).

(2)  Calculated assuming a 35% tax rate.